                                                                   EXHIBIT 10.86

                                                                [Market Warrant]





 -------------------------------------------------------------------------------


                             Polyphase Corporation



                         Common Stock Purchase Warrant



                          Dated as of April 24, 1998



--------------------------------------------------------------------------------


THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED (OTHER THAN TO ACCREDITED INVESTORS) OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

                               TABLE OF CONTENTS
                               -----------------


                                                                                              Page
                                                                                              ----

          1.           Exercise of Warrant...................................................  1
          1.1.         Manner of Exercise....................................................  1
          1.2.         When Exercise Effective...............................................  2
          1.3.         Delivery of Stock Certificates, etc...................................  2
          1.4.         Company to Reaffirm Obligations.......................................  2
          1.5.         Payment by Application of Shares Otherwise Issuable...................  2
          1.6.         Tax Basis.............................................................  2

          2.           Adjustment of Common Stock Issuable Upon Exercise.....................  3
          2.1.         General; Warrant Quantity.............................................  3
          2.2.         Adjustment of Warrant Quantity........................................  3
          2.2.1        Issuance of Additional Shares of Common Stock.........................  3
          2.2.2        Extraordinary Dividends and Distributions.............................  3
          2.3.         Treatment of Options and Convertible Securities.......................  4
          2.4.         Treatment of Stock Dividends, Stock Splits, etc.......................  6
          2.5.         Computation of Consideration..........................................  6
          2.6.         Adjustments for Combinations, etc.....................................  7
          2.7.         Dilution in Case of Other Securities..................................  7
          2.8.         Minimum Adjustment of Warrant Quantity................................  8
          2.9.         Abandoned Dividend or Distribution....................................  8
          2.10.        Stock Options, Warrants and Convertible Securities....................  8

          3.           Consolidation, Merger, etc............................................  8
          3.1.         Adjustments for Consolidation, Merger, Sale of Assets, Reorganization,
                       etc...................................................................  8
          3.2.         Assumption of Obligations.............................................  9

          4.           Other Dilutive Events.................................................  9

          5.           No Dilution or Impairment............................................  10

          6.           Accountants' Report as to Adjustments................................  10

          7.           Financial and Business Information...................................  11
          7.1.         Quarterly Information................................................  11
          7.2.         Annual Information...................................................  11
          7.3.         Filings..............................................................  12
          7.4.         Notices of Corporate Action..........................................  12

          8.           Registration of Common Stock.........................................  12




          9.       Restrictions on Transfer.................................................  13
          9.1.     Restrictive Legends......................................................  13
          9.2.     Transfer to Comply With the Securities Act...............................  14
          9.3.     Termination of Restrictions..............................................  14

          10.      Reservation of Stock, etc................................................  14

          11.      Registration and Transfer of Warrants, etc...............................  15
          11.1.    Warrant Register; Ownership of Warrants..................................  15
          11.2.    Transfer of Warrants.....................................................  15
          11.3.    Bond and Warrant Repurchase Option.......................................  15
          11.4.    Replacement of Warrants..................................................  15
          11.5.    Adjustments To Warrant Quantity..........................................  15
          11.6.    Fractional Shares........................................................  16

          12.      Definitions..............................................................  16

          13.      Remedies; Specific Performance...........................................  18

          14.      No Rights or Liabilities as Shareholder..................................  19

          15.      Notices..................................................................  19

          16.      Amendments...............................................................  19

          17.      Descriptive Headings, Etc................................................  19

          18.      GOVERNING LAW............................................................  20

          19.      Judicial Proceedings; Waiver of Jury.....................................  20

          20.      Counterparts.............................................................  20


                             POLYPHASE CORPORATION


                         Common Stock Purchase Warrant


                           Void After April 24, 2003




No. W-2(a)                                                  April 24, 1998



          POLYPHASE CORPORATION (the "Company"), a Nevada corporation, for value received, hereby certifies that MERRILL LYNCH WORLD INCOME FUND, INC., a Maryland Corporation, or registered assigns (the "Holder"), is entitled to purchase from the Company fifty-two thousand five hundred (52,500) duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") at the purchase price per share of $1.125 (the market price of the Common Stock on December 3, 1997), at any time or from time to time prior to 5:30 PM, Dallas time, on April 24, 2003 (the "Expiration Date"), (the aggregate number of shares entitled to be purchased by the Holder pursuant to this Warrant shall be the "Warrant Quantity"), all subject to the terms, conditions and adjustments set forth below in this Warrant.



          This Warrant is one of several Warrants (the "Warrant," such term to include any such warrants issued in substitution therefor) issued in connection with the Indenture, dated as of July 5, 1994, by and among the Company and IBJ Schroder Bank & Trust Company (as supplemented on December 5, 1997, the "Indenture"). The Warrant originally so issued evidences the right to purchase a number of shares of Common Stock equal to the Warrant Quantity, subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in Section 12; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "Section" are, unless otherwise specified, to one of the Sections of this Warrant.

          1.  Exercise of Warrant.
              -------------------

        1.1.  Manner of Exercise. This Warrant may be exercised by the Holder,
              ------------------
in whole or part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by the Form of Subscription in substantially the form attached as Exhibit A to this Warrant (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, or in the manner provided in Section 1.5 (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of
                                                      -
Common Stock for up to but not exceeding 52,500 shares (adjusted as provided in Sections 2 through 4) designated in such Form of Subscription by (b) $1.125, and
                                                                  -
such Holder shall thereupon be entitled to receive such number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities).

          1.2.  When Exercise Effective. Each exercise of this Warrant shall
                -----------------------
be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1. At such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise, as provided in Section 1.3, shall be deemed to have become the Holder or Holders of record thereof.

          1.3.  Delivery of Stock Certificates, etc. As soon as practicable
                -----------------------------------
after each exercise of this Warrant, and in no event later than 10 days, in whole or in part, the Company at its expense (including the payment by it of any applicable transfer taxes) will cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 9, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

          1.3.1 a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares, including, if the Company so elects, fractional shares of Common Stock (or Other Securities) to which such Holder shall be entitled upon such exercise plus, at the discretion of the Company, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day next preceding the date of such exercise, and

          1.3.2 in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided in Section 1.1.

          1.4.  Company to Reaffirm Obligations. The Company will, at the time
                -------------------------------
of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such Holder all rights (including, without limitation, any rights to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such
                 --------
request, such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

          1.5.  Payment by Application of Shares Otherwise Issuable. Upon any
                ---------------------------------------------------
exercise of this Warrant, the Holder may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by Section 1.1 such number of the shares of Common Stock otherwise issuable to such Holder upon such exercise as shall be specified in such notice, in which case an amount equal to the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the payment required by Section 1.1 attributable to such shares shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number.

          1.6.  Tax Basis. The Company and the Holder shall mutually agree as
                ---------
to the tax basis and tax treatment of this Warrant for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and the treatment of this Warrant under the Code by each of the Company and the Holder shall be consistent with such agreement.

          2.  Adjustment of Common Stock Issuable Upon Exercise.
              -------------------------------------------------

          2.1.  General; Warrant Quantity. This Warrant initially evidences
                -------------------------
the right to purchase a number of shares of Common Stock equal to the Warrant Quantity, subject to adjustment as provided in this Section 2.

          2.2.  Adjustment of Warrant Quantity.
                ------------------------------

          2.2.1  Issuance of Additional Shares of Common Stock. Except as
                 ---------------------------------------------
provided in Section 2.10 of this Warrant, in case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2.3 or 2.4) without consideration or for a consideration per share less than the Current Market Price in effect immediately prior to such issue or sale, then, and in each such case, subject to Section 2.8, the Warrant Quantity shall be increased, concurrently with such issue or sale, to an amount determined by multiplying the Warrant Quantity by a fraction

               (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue of sale, provided
                                                                    --------
     that, for the purposes of this Section 2.2.1, (x) immediately after any
                                                    -
     Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2.3 or 2.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding,
                       -
     and

               (b) the denominator of which shall be (i) the number of shares of
                                                      -
     Common Stock outstanding immediately prior to such issue or sale plus (ii)
                                                                            --
     the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Current Market Price.

          2.2.2  Extraordinary Dividends and Distributions. In case the Company
                 -----------------------------------------
at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock other than (a) a dividend
                                                                 -
payable in Additional Shares of Common Stock or (b) a regularly scheduled cash
                                                 -
dividend payable out of consolidated earnings or earned surplus, determined in accordance with generally accepted accounting principles, then, in each such case, subject to Section 2.8, the Warrant Quantity in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be increased, effective as of the close of business on such record date, to an amount determined by multiplying such Warrant Quantity by a fraction.

               (x) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, and

               (y) the denominator of which shall be such Current Market Price, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, provided that, in the event that the amount of such dividend as so determined is
--------
equal to or greater than 10% of such Current Market Price or in the event that such fraction is greater than 10/9, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder of this Warrant shall receive a pro rata share of such dividend based upon the maximum number of shares of Common Stock at the time issuable to such Holder.

          2.3.  Treatment of Options and Convertible Securities. Except as
                -----------------------------------------------
provided in Section 2.10 of this Warrant, in case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities (whether or not the rights thereof are immediately exercisable) then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the record date relates to the Common Stock and the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional
                                                   --------
Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.5) of such shares would be less than the Current Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the record date relates to the Common Stock and the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further that in any such case in which Additional Shares of Common
--------  -------
Stock shall not be deemed to have been issued

               (a) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Warrant Quantity shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company, (y) the acquisition by
                -                                       -
     any Person or group of Persons of any specified number or percentage of the Voting Securities of the Company or (z) any similar event or occurrence,
                                           -
     each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;

               (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Quantity computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

               (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Quantity computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                    (i) in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                    (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale , grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 2.5) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

               (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of decreasing the Warrant Quantity by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

               (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Quantity shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above; provided however that if any Warrant is exercised within such 30-day period, any adjustment made upon expiration or exercise of all such Options shall be made retroactively to the date such Warrant was exercised and the Company shall deliver to the person to whom the shares of Common Stock (or Other Securities) were issued upon such Warrant exercise, without requiring any additional consideration, the additional securities issuable as a result of such retroactive adjustment.

          2.4.  Treatment of Stock Dividends, Stock Splits, etc. In case the
                ------------------------------------------------
Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such
                                                  -
dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business
              -
on the day immediately prior to the day upon which such corporate action becomes effective.

          2.5.  Computation of Consideration. For the purposes of this Section
                ----------------------------
2,


               (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                    (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                    (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company (if Holder objects to such determination, Holder may seek and receive, at the Company"s expense, third party appraisal, which shall be the exclusive and binding determination to be used) and

                    (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company (if Holder objects to such determination, Holder may seek and receive, at the Company"s expense, third party appraisal, which shall be the exclusive and binding determination to be used);

               (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                    (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                    (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

               (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.4 relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

          2.6.  Adjustments for Combinations, etc. In case the outstanding
                ----------------------------------
shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Quantity in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

          2.7.  Dilution in Case of Other Securities. In case any Other
                ------------------------------------
Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 3) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 2, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 2 with respect to the Warrant Quantity shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrant, so as to protect the Holder against the effect of such dilution.

          2.8.  Minimum Adjustment of Warrant Quantity. If the amount of any
                --------------------------------------
adjustment of the Warrant Quantity required pursuant to this Section 2 would be less than one tenth (1/10) of one percent (1%) of the Warrant Quantity in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Quantity. All calculations under this Warrant shall be made to the nearest one-hundredth of a share.

          2.9.  Abandoned Dividend or Distribution. If the Company shall take
                ----------------------------------
a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Warrant Quantity under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Warrant Quantity by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

          2.10.  Stock Options, Warrants and Convertible Securities. The
                 --------------------------------------------------
adjustment provisions of this Section 2 do not and will not operate to affect any adjustment of any shares of Common Stock granted to employees of the Company through stock options issued pursuant to any Company Stock Option Plan of the Company in effect as of the date hereof; the provisions of this Section 2 shall not affect any (i) warrants granting the right to purchase shares of Common Stock outstanding as of the date hereof or (ii) securities convertible into shares of Common Stock existing or in effect as of the date hereof. Exhibit C, attached hereto, contains a complete schedule of all stock options or awards that have been issued pursuant to any Company Stock Option Plan and any warrants or convertible securities issued as of the date hereof. All other options, warrants, convertible securities or other debt or equity instruments of the Company existing as of the date hereof or issued at any time hereafter shall be subject to the adjustment provisions of this Section 2.

          3.  Consolidation, Merger, etc.
              ---------------------------

          3.1.  Adjustments for Consolidation, Merger, Sale of Assets,
                ------------------------------------------------------
Reorganization, etc. In case the Company after the date hereof (a) shall
--------------------
consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Quantity is provided in
Section 2.2.1 or 2.2.2, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate purchase price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 2 through 4, provided that if a purchase,
                                                  --------
tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Holder shall be entitled to receive the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder if the Holder had exercised this Warrant prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in Sections 2 through 4.

          3.2  Assumption of Obligations.  Notwithstanding anything contained in
               -------------------------
the Warrant or in the Indenture to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of Section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder, (a) the obligations of
                                                           -
the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (b) the obligation to deliver to such Holder such shares
                         -
of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 3, such Holder may be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto. Nothing in this Section 3 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Indenture.

          4.   Other Dilutive Events.  In case any event shall occur as to which
               ---------------------
the provisions of Section 2 or Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then in each such case the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder and shall make the adjustments described therein.

          5.   No Dilution or Impairment.  The Company will not, by amendment of
               -------------------------
its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock
                        -
receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary
                              -
or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens, security interests, encumbrances, preemptive rights and charges on the exercise of the Warrants from time to time outstanding, (c) will not take any action which
                                         -
results in any adjustment of the Warrant Quantity if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's articles of incorporation and available and reserved for the purpose of issue upon such exercise, and (d) will not issue any capital stock of any class which is
               -
preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets.

          6.   Accountants' Report as to Adjustments.  In each case of any
               -------------------------------------
adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify such computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company (if Holder objects to such determination, Holder may seek and receive, at the Company's expense third party appraisal, which shall be the exclusive and binding determination to be used)) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received
                                 -
by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding
                             -
or deemed to be outstanding, and (c) the Warrant Quantity in effect immediately
                                  -
prior to such issue or sale and as adjusted and readjusted (if required by Section 2) on account thereof. The Company will forthwith mail a copy of each such report to each Holder of a Warrant and will, upon the written request at any time of any Holder of a Warrant, furnish to such Holder a like report setting forth the Warrant Quantity at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any Holder of a Warrant or any prospective purchaser of a Warrant designated by the Holder thereof.

          7.   Financial and Business Information.
               ----------------------------------

          7.1  Quarterly Information.  If during any period the Company (i) is
               ---------------------
not subject to the reporting requirements of Section 15(d) of the Exchange Act and (ii) does not have securities registered under Section 12(b) or 12 (g) of the Exchange Act, the Company will deliver to the Holder, as soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Company, and in any event within 60 days thereafter, a copy of the unaudited consolidated balance sheet as at the close of such quarter, and the related unaudited consolidated statements of income, shareholders' equity and cash flow of the Company and its subsidiaries for that portion of the fiscal year ending as of the close of such quarter. Such financial statements shall be prepared by the Company in accordance with generally accepted accounting principles, applied on a consistent basis ("GAAP") (subject to normal year end adjustments and the inclusion of footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that, to the best of his knowledge, such financial statements are complete and correct in all material respects and fairly present in accordance with GAAP (subject to normal year end adjustments and the inclusions of footnotes) the consolidated financial position, the consolidated statements of income, shareholder equity and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be. If during any period the Company either (i) is subject to the reporting requirements of Section 15(g) of the Exchange Act or (ii) has securities registered under Section 12(b) or 12(g) of the Exchange Act, the Company shall be considered a "Public Company" and need not provide the information required by this Section 7.1.

          7.2  Annual Information.  If during any period the Company is not a
               ------------------
Public Company, the Company will deliver to the Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, one copy of:

                    (i) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

                    (ii) audited consolidated statements of income, shareholders' equity and cash flow of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) a certification of the chief executive officer or chief financial officer of the Company that, to the best of his knowledge, all such financial statements are complete and correct in all material respects and present fairly in accordance with GAAP the consolidated financial position of the Company and its subsidiaries as at the end of such fiscal year and for the period then ended, (ii) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company, and (iii) a report of such independent certified public accountants confirming any adjustment make pursuant to Section 2 during such year.

          7.3  Filings.  During any period when the Company is a Public Company,
               -------
the Company will file on or before the required date all required regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to the Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by the Company with
(i) the Commission or (ii) any securities exchange on which shares of Common Stock (or Other Securities) are listed.

          7.4  Notices of Corporate Action.  In the event of
               ---------------------------

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the Voting Securities of the Company are transferred to another Person or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, sale, disposition, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified.

          8.   Registration of Common Stock. The Company will use its best
               ----------------------------
efforts to register the shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant so that the Person exercising this Warrant receives registered securities. In accordance with this Section 8, the Company has entered into a Registration Rights Agreement, dated April 24, 1998, with each of the Holders. Such Registration Rights Agreement provides for demand and piggyback registration rights with respect to all such securities. If any shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than securities laws), the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares of Common Stock (or Other Securities) to be duly registered or approved, as the case may be. Immediately upon the exercise of this Warrant, or any portion thereof, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance.

          9.   Restrictions on Transfer.
               ------------------------

          9.1  Restrictive Legends.  Except as otherwise permitted by this
               -------------------
Section 9, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (OTHER THAN TO ACCREDITED INVESTORS) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

Except as otherwise permitted by this Section 9, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (OTHER THAN TO ACCREDITED INVESTORS) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN CERTAIN COMMON STOCK PURCHASE WARRANTS ISSUED BY POLYPHASE CORPORATION, PURSUANT TO THE COMMON STOCK PURCHASE WARRANT, DATED APRIL 24, 1998. A

     COMPLETE AND CORRECT COPY OF THE FORM OF SUCH WARRANT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF POLYPHASE CORPORATION, OR AT THE OFFICE OR AGENCY MAINTAINED BY POLYPHASE CORPORATION, AS PROVIDED IN SUCH WARRANTS AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          9.2  Transfer to Comply With the Securities Act.  Restricted
               ------------------------------------------
Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of, in whole or in part (other than to accredited investors), except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

          9.3  Termination of Restrictions.  The restrictions imposed by this
               ---------------------------
Section 9 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the opinion of both counsel for the Holder and counsel for the Company, such restrictions are not longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 9.1.

          10.  Reservation of Stock, etc.  The Company shall at all times
               --------------------------
reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding.
All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges. The transfer agent for the Common Stock, which may be the Company ("Transfer Agent"), and every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such Transfer Agent with duly executed stock certificates for such purpose. All Warrant certificates surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised Warrant.

          11.  Registration and Transfer of Warrants, etc.
               -------------------------------------------

          11.1  Warrant Register; Ownership of Warrants.  Each Warrant issued by
                ---------------------------------------
the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a Warrant Agent or the Company's transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 9, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

          11.2  Transfer of Warrants.  Subject to compliance with Section 9, if
                --------------------
applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

          11.3  Bond and Warrant Repurchase Option.  Upon delivery to the Holder
                ----------------------------------
of the Warrants contemplated by this Agreement, the Holder hereby grants to the Company an option to repurchase the remaining Bonds, issued pursuant to the Indenture, dated as of July 5, 1994 among the Company and IBJ Schroder Bank and Trust Company (the "Bonds"), held by it at par plus interest accrued thereon through the date of repurchase, such repurchase to occur no later than September 5, 1998. Provided that the Company exercises its option to repurchase the remaining Bonds as noted above and completes such repurchase, it is granted an option to repurchase, concurrently with the exercise of its Bond repurchase right, this Warrant to the extent it relates to 50,000 shares of Common Stock for $525 from the Holder. Until such option expires, the Holder shall be obligated to retain this Warrant to the extent it relates to 52,500 shares of Common Stock.

          11.4  Replacement of Warrants.  On receipt by the Company of evidence
                -----------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

          11.5  Adjustments To Warrant Quantity.  Notwithstanding any adjustment
                -------------------------------
in the Warrant Quantity or in the number or kind of shares of Common Stock (or Other Securities) purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of shares of Common Stock as are stated in this Warrant, as initially issued.

          11.6  Fractional Shares.  Notwithstanding any adjustment pursuant to
                -----------------
Section 2 in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company may, but shall not be required to, issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall may payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock on the date of Warrant exercise.

          12.  Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

          Additional Shares of Common Stock:  All shares (including treasury
          ---------------------------------
shares) of Common Stock issued or sold (or, pursuant to Section 2.3 or 2.4, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

               (a) shares issued upon the exercise of the Warrant,

               (b) such additional number of shares as may become issuable upon the exercise of the Warrant by reason of adjustments required pursuant to anti-dilution provisions applicable to the Warrant as in effect on the date hereof,

               (c) shares, warrants, options and other securities issued at any time to the Holder or any Affiliate thereof.

          Affiliate:  Any Person that directly or indirectly, through one or
          ---------
more intermediaries, controls, is controlled by, or is under common control with, the applicable Person. For purposes of this definition "control" has the meaning specified in Rule 12b-2 under the Exchange Act.

          Business Day:  Any day other than a Saturday or Sunday or a day on
          ------------
which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

          Code:  As defined in Section 1.6.
          ----

          Commission:  The Securities and Exchange Commission or any other
          ----------
federal agency at the time administering the Securities Act.

          Common Stock:  As defined in the introduction to this Warrant, such
          ------------
term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to a preference.

          Company:  As defined in the introduction to this Warrant, such term to
          -------
include any Person which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

          Convertible Securities:  Any evidence of indebtedness, shares of stock
          ----------------------
(other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

          Current Market Price:  On any date specified herein, the average daily
          --------------------
Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

          Exchange Act:  The Securities Exchange Act of 1934, or any similar
          ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Expiration Date:  As defined in the introduction to this Warrant.
          ---------------

          Holder:  As defined in the introduction to this Warrant.
          ------

          Indenture: As defined in the introduction to the Warrant.
          ---------

          Market Price:  On any date specified herein, the amount per share of
          ------------
the Common Stock equal to (a) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof, regular way, on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, or
(b) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if neither a, b nor c is applicable, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made and (y) the fair value thereof (as of the date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of the Company (if Holder objects to such determination, Holder may seek and receive, at the Company's expense, third party appraisal, which shall be the exclusive and binding determination to be used).

          NASD:  The National Association of Securities Dealers, Inc.
          ----

          Options:  Rights, options or warrants to subscribe for, purchase or
          -------
otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

          Other Securities.  Any stock (other than Common Stock) and other
          ----------------
securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 3 or otherwise.

          Person:  An individual, firm, partnership, corporation, professional
          ------
corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

          Restricted Securities:  (a) any Warrants bearing the applicable legend
          ---------------------
set forth in Section 9.1, (b) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants but only so long as they are required to be evidenced by a certificate or certificates bearing the applicable legend set forth in such Section, and (c) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, but only so long as they are required to be evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

          Securities Act:  The Securities Act of 1933, or any similar federal
          --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Voting Securities:  Stock of any class or classes (or equivalent
          -----------------
interests), if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or persons performing similar functions) of the issuer, even though the right so to vote has been suspended by the happening of such a contingency.

          Warrant:  As defined in the introduction to this Warrant.
          -------

          Warrant Quantity:  As defined in the introduction to this Warrant.
          ----------------

          13.  Remedies; Specific Performance.  The Company stipulates that
               ------------------------------
there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

          14.  No Rights or Liabilities as Shareholder.  Nothing contained in
               ---------------------------------------
this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

          15.  Notices.  All notices and other communications (and deliveries)
               -------
provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to the Company, to the attention of its Chief Financial Officer at its principal office located at 4800 Broadway, Suite A, Dallas, Texas 75248 or such other address as may hereafter be designated in writing by the Company to the Holder in accordance with the provisions of this Section, or (b) if to the Holder, at its address as it appears in the Warrant Register.

          All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged or confirmed (by automatic confirmation or otherwise), if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; provided, that the exercise of any Warrant shall be effective
                 --------
in the manner provided in Section 1.

          16.  Amendments.  This Warrant and any term hereof may not be amended,
               ----------
modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

          17.  Descriptive Headings, Etc.  The headings in this Warrant are for
               --------------------------
convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

          18.  GOVERNING LAW.  This Warrant shall be governed by, and construed
               -------------
in accordance with, the laws of the State of Texas (without giving effect to the conflict of laws principles thereof).

          19.  Judicial Proceedings; Waiver of Jury.  Any legal action, suit or
               ------------------------------------
proceeding brought against the Company with respect to this Warrant may be brought in any federal court of Texas or any state court located in Dallas County, State of Texas, and by execution and delivery of this Warrant, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Warrant or the subject matter may not be enforced in or by such court. The Company irrevocably submits to the exclusive jurisdiction of the aforementioned courts in such action, suit or proceeding. The Company hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for in Section 15 (with copies of such process also being sent to the Company's counsel referred to in such section), such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. THE COMPANY HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, WHETHER AT LAW OR EQUITY, BROUGHT BY IT OR THE HOLDER IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          20.  Counterparts.  This Warrant may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.


                                    POLYPHASE CORPORATION


                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------


MERILL LYNCH WORLD INCOME FUND, INC.

By:
   ---------------------------
   Name:
   Title:

                                                                       Exhibit A
                                                                       ---------

                              FORM OF SUBSCRIPTION
                              --------------------


                 [To be executed only upon exercise of Warrant]


To:  POLYPHASE CORPORATION


The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____* shares of Common stock of POLYPHASE CORPORATION and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________ whose address is
__________________________________________________.



Dated:
                                              ---------------------------------
                                              (Signature must conform in all
                                              respects to the name of holder as
                                              specified on the face of Warrant)

                                              ---------------------------------
                                                       (Street Address)

                                              ---------------------------------
                                                   (City) (State) (Zip Code)

-----------------------
      *Insert here the number of shares called for on the face of this Warrant (or in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                                                       Exhibit B
                                                                       ---------

                               FORM OF ASSIGNMENT
                               ------------------


                [To be executed only upon assignment of Warrant]


For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ______________________ the right represented by such Warrant to purchase _____** shares of Common Stock of POLYPHASE CORPORATION to which such Warrant relates, and appoints ________________ Attorney to make such transfer on the books of POLYPHASE CORPORATION maintained for such purpose, with full power of substitution in the premises.


Dated:
                                              ---------------------------------
                                              (Signature must conform in all
                                              respects to the name of holder as
                                              specified on the face of Warrant)

                                              ---------------------------------
                                                       (Street Address)

                                              ---------------------------------
                                                   (City) (State) (Zip Code)




Signed in the presence of:

---------------------------





---------------------------
      **Insert here the number of shares called for on the face of this Warrant (or in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                   Exhibit C
                                   ---------


     1. As of April 24, 1998, there are Stock Options to purchase 585,000 shares of Polyphase Corporation's Common Stock outstanding and exercisable under Polyphase Corporation's 1994 Employee Stock Option Plan.

     2. As of April 24, 1998, James R. Rudis holds outstanding and exercisable Stock Options to purchase 146,500 shares of Polyphase Common Stock.

     3. As of April 24, 1998, William Shatley holds outstanding and exercisable Stock Options to purchase 146,500 shares of Polyphase Common Stock.

     4. As of April 24, 1998, George Schrader holds outstanding and exercisable Stock Options to purchase 50,000 shares of Polyphase Common Stock.

     5. As of April 24, 1998, Black Sea Investments, Ltd., holds outstanding and exercisable warrants to purchase 500,000 shares of Polyphase Corporation's Common Stock.

     6. As of April 24, 1998, Infinity Investors Limited, holds shares of Polyphase Corporation's Convertible Preferred Stock which are convertible into an aggregate value of $1,250,000 of Polyphase Corporation's Common Stock.

     7. As of April 24, 1998, Merrill Lynch holds an aggregate value of $1,200,000 face amount of Polyphase Corporation's Convertible Debentures which are convertible at $3.00 per share into 400,000 shares of Polyphase Corporation's Common Stock.